UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016

ENZON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-12957	22-2372868
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

20 Kingsbridge Road, Piscataway, New Jersey	08854
(Address of principal executive offices)	(Zip Code)

(732) 980-4500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2016 annual meeting of stockholders of Enzon Pharmaceuticals, Inc. (the “Company”) was held on June 29, 2016. At the 2016 annual meeting of stockholders, the Company’s stockholders voted on the following matters as described in the Company’s proxy materials: (1) the election of three directors, each for a one-year term expiring at the Company’s next annual meeting of stockholders and until such director’s successor is elected and qualified, (2) the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 and (3) the approval, on an advisory basis, of the compensation of the Company’s named executive officers. A total of 36,076,227 shares of common stock were present or represented by proxy at the 2016 annual meeting of stockholders, representing approximately 81.6% of the total shares of common stock entitled to vote at the 2016 annual meeting of stockholders.

1.	Election of Directors – The Company’s stockholders elected each of the following individuals as a director for a one-year term expiring at the Company’s next annual meeting of stockholders and until such director’s successor is elected and qualified, as set forth below:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jonathan Christodoro	15,223,098	3,888,584	95,366	16,869,179
Odysseas Kostas	18,492,904	617,149	96,995	16,869,179
Jennifer I. McNealey	18,542,300	567,723	97,025	16,869,179

2.	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 – This proposal was approved as set forth below:

Votes For	Votes Against	Abstentions
35,121,712	742,337	212,178

3.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers – This proposal was approved as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,288,015	658,842	260,191	16,869,179

Item 8.01.	Other Events.

Board and Committee Appointments

On June 29, 2016, the Company’s Board of Directors (the “Board”) re-appointed Jonathan Christodoro as Chairman of the Board.

On June 29, 2016, the Board re-appointed Jonathan Christodoro as Chairman of the Finance and Audit Committee and Odysseas Kostas and Jennifer I. McNealey as members of the Finance and Audit Committee.

On June 29, 2016, the Board re-appointed Jennifer I. McNealey as Chairwoman of the Compensation Committee and Jonathan Christodoro and Odysseas Kostas as members of the Compensation Committee.

On June 29, 2016, the Board re-appointed Odysseas Kostas as Chairman of the Governance and Nominating Committee and Jonathan Christodoro and Jennifer I. McNealey as members of the Governance and Nominating Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZON PHARMACEUTICALS, INC.
(Registrant)

Date: July 1, 2016	By:	/s/ Richard L. Feinstein
Name: Richard L. Feinstein
Title: Vice President-Finance and Chief Financial Officer